UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 26, 2007

IKANOS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-51532	73-1721486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47669 Fremont Boulevard

Fremont, CA 94538

(Address of principal executive offices, including zip code)

(510) 979-0400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 28, 2007, Ikanos Communications, Inc. (the “Company”) issued a press release announcing the settlement of a claim and an adjustment to fourth quarter and year ended December 31, 2006 results. A copy of this press release is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued February 28, 2007.*

*	Furnished, not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IKANOS COMMUNICATIONS, INC.

By:	/s/ Daniel K. Atler
Daniel K. Atler Chief Executive Officer

Date: February 28, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued February 28, 2007.*

*	Furnished, not filed.